                                                                  EXHIBIT 10.22


                     [THOMAS & BETTS CORPORATION LETTERHEAD]


                                October 27, 2000


Tyco Group S.a.r.l.                                                VIA FACSIMILE
6, Avenue Emile Reuter
Second Floor
L-2420 Luxembourg
Attn.: Managing Director
Fax: 011-352-021-181-281

Tyco International (US) Inc.                                       VIA FACSIMILE
One Tyco Park
Exeter, New Hampshire
Attn: General Counsel
Fax: (603) 778-7700

Mark Whitney, Esq.                                               VIA FACSIMILE &
Tyco International (US) Inc.                                     FEDERAL EXPRESS
1 Town Center Road
Boca Raton, FL 33486
Fax: (561) 988-7843


                  RE: THE PURCHASE AGREEMENT DATED AS OF MAY 7, 2000 BY AND
                      BETWEEN THOMAS & BETTS CORPORATION ("SELLER" OR "T&B"), AND TYCO GROUP S.A.R.L. ("BUYER" OR "TYCO") AS AMENDED BY THAT FIRST AMENDMENT TO PURCHASE AGREEMENT DATED JULY 2, 2000 (THE "PURCHASE AGREEMENT")

Ladies and Gentlemen:

         With this letter agreement (this "Letter Agreement"), Seller and Buyer wish to amend the Purchase Agreement. Unless denoted otherwise, capitalized terms used in this letter agreement ("Letter Agreement") shall have the meanings assigned to such terms in the Purchase Agreement. The Purchase Agreement is hereby amended as follows:

         Buyer and Seller hereby waive the Accounting Certification required by
Section 2.08(a) of the Purchase Agreement. Buyer and Seller also agree that, except as noted below, Buyer shall deliver the Closing Statement described in
Section 2.08(a) of the Purchase Agreement, along with access to the Buyer's and its auditor's work papers, notes, records, and explanations supporting Buyer's calculation of Closing Working Capital and Closing Long-Term Tangible Assets ("Support") as soon as reasonably practicable after execution of this Letter Agreement. Upon such delivery, Buyer and Seller shall then proceed with the resolution process required by Sections 2.08(b) through (e) of the Purchase Agreement.

Tyco Group, S.a.r.l.
October 27, 2000
Page Two


         Buyer and Seller further agree that the Closing Statement delivered pursuant to this Letter Agreement shall exclude from the Closing Working Capital and Closing Long-Term Tangible Assets calculations all assets and liabilities transferred as a result of Buyer's acquisition of Seller's subsidiary Thomas & Betts Hungary Kft. and the Vecses, Hungary operations of Thomas & Betts Europe, C.V., and the equity investment of the Acquired Subsidiaries in Exemplar/T&B L.L.C. Buyer shall prepare a separate calculation detailing the net effect of the Thomas & Betts Hungary Kft. and the Exemplar assets and liabilities on the Closing Working Capital and Closing Long-Term Tangible Assets calculations (the "Hungary and Exemplar Calculation"), and present such to Seller at a later date, but in no event later than fourteen (14) days from the date of this Letter Agreement. The resolution process required by Sections 2.08(b) through (e) of the Purchase Agreement shall apply independently to the Hungary and Exemplar Calculation commencing with its delivery to Seller by Buyer.

         Upon Buyer's delivery of the Closing Statement and Support, Seller shall release the funds that Seller has collected on behalf of Buyer, net of undisputed disbursements incurred by each party on behalf of the other as accounted for in Exhibit A attached hereto and made a part hereof. These net undisputed funds total $23,858,861.00. Prospectively, the parties also pledge to cooperate in the preparation of monthly accountings to reconcile and disburse funds collected or disbursements made by each party on behalf of the other. Such disbursements shall be made within ten (10) days of receipt of funds from customer or each monthly invoice with supporting detail until the parties agree such accountings and payments are no longer necessary.

         This amendment to the Purchase Agreement is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Purchase Agreement.

         Please indicate your agreement by executing this letter agreement where indicated below.

                                            Very truly yours,

                                            THOMAS & BETTS CORPORATION

                                            /s/ JERRY KRONENBERG
                                            ------------------------------
                                            Jerry Kronenberg
                                            Vice-President, General Counsel
                                            & Secretary

         AGREED AND ACCEPTED                Date: October 27, 2000

         TYCO GROUP S.a.r.l.

         By: /s/ RICHARD BRANN
             ------------------------------

         Its: GENERAL MANAGER
              ------------------------------